Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

We have adopted a clawback policy intended to comply with Section 10D of the Exchange Act, Rule 10D-1 thereunder and the applicable rules of any national securities exchange on which the Company’s securities are listed. The clawback policy applies to all Affected Officers of the Company. Affected Officers means any current or former “officer” as defined in Exchange Act Rule 16a-1, and any other senior executives as determined by the Compensation Committee. This policy ensures that in the event of an accounting restatement due to material non-compliance with financial reporting requirements, the Company can recover erroneous incentive-based compensation received by an Affected Officers.